                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

--------------------------------------------------------------------------------

         Date of report (Date of earliest event reported) July 23, 2003

                           Princeton Video Image, Inc.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-23415                  22-3062052
         -----------------------------------------------------------------------
         (State or Other        (Commission File          (I.R.S. Employer
         Jurisdiction of                  Number)         Identification No.)
         Incorporation)

                15 Princess Road, Lawrenceville, New Jersey 08648
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (609) 912-9400
        -----------------------------------------------------------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events.

      A. Monthly Operating Report

      As previously disclosed, on May 29, 2003, Princeton Video Image, Inc. ("PVI") filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") (Case No. 03-27973). PVI manages, and will continue to manage, its properties and operate its business as a "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

      As a result of the Chapter 11 proceeding, PVI is required to file with the Bankruptcy Court and serve on the Office of the United States Trustee in the District of New Jersey monthly operating reports. On July 23, 2003, PVI filed its monthly operating report for the period from May 30, 2003 to June 30, 2003 (the "Monthly Operating Report") with Bankruptcy Court. The Monthly Operating Report is attached as an exhibit to this Current Report on Form 8-K.

      The Monthly Operating Report contains financial statements and other financial information that has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws (and in particular contains information of PVI but not of PVI and its subsidiaries on a consolidated basis) and should not be used for investment purposes. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

      The Monthly Operating Report may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). Actual results may differ materially from those anticipated as a result of various risks and uncertainties, including, but not limited to, those described in PVI's reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission (the "SEC") and the following: PVI's ability to maintain sufficient debtor-in-possession financing to fund its operations and the expenses of the Chapter 11 process; PVI's ability to obtain court approval with respect to motions in the Chapter 11 proceeding; the outcome and timing of the proposed sale of PVI's assets, including PVI's ability to close a transaction with PVI Virtual Media Services, LLC or any other purchaser; and the uncertainty associated with motions by third parties in the bankruptcy proceeding.

      PVI has submitted a written request to the SEC for permission to file monthly operating reports in lieu of the quarterly and annual reports it would otherwise be required to file pursuant to the Exchange Act during the pendency of the bankruptcy proceedings. PVI does not expect to file such reports while this request is pending before the SEC.

      B. Change in Directors

      Effective May 28, 2003, Edward Sitt, Joseph Decosimo, Lawrence J. Burian and Wilt Hildenbrand resigned as directors of PVI. Effective July 7, 2003, Lawrence Lucchino, Donald P. Garber and Jerome J. Pomerance resigned as directors of PVI. Effective July 8, 2003, James

Green and Samuel McCleery were elected to serve as directors of PVI. As of the date hereof, PVI's directors are Brown F Williams and Messrs. Green and McCleery.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits.

      99.1 Monthly Operating Report of Princeton Video Image, Inc. for the period May 30, 2003 to June 30, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Princeton Video Image, Inc.



                               By:  /s/ James Green
                                   ------------------------------
                               James Green
                               President and Chief Operating Officer


Dated: July 23, 2003